As filed with the Securities and Exchange Commission August 22, 2011

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material under Rule 14a-12

PROFESSIONALLY MANAGED PORTFOLIOS
(Name of Registrant as Specified In Its Charter)

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(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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1

2905 Maple Avenue Dallas, Texas 75201 214-954-1954 888-878-1954 Toll Free

Dear Shareholder of the Hodges Mutual Funds,

This brief note, which supplements the more formal letter in the proxy statement, is my simple explanation of why we are having a shareholder vote and asking for your support.  When an owner of a money management firm and advisor to mutual funds takes any action that is considered by law to be a change of control of that firm, that action requires a new advisory agreement with that firm, which has to be approved by the shareholders of the mutual fund.  I propose to transfer voting control of all my voting shares in First Dallas Holdings, Inc., the parent company of Hodges Capital, to my three adult children who have been working in the money management business with me for many years and hold executive positions with First Dallas and Hodges Capital with varied responsibilities.  Each of them has owned voting shares in our firm since it was organized in 1989 and has continued to invest in our business over the years.  The proposed transfer of voting control is part of a succession plan for the management team of Hodges Capital to ensure the continuation of the firm in a smooth and certain manner.  The crux of this plan is that I am handing off my control and my daily duties of running the overall business in order to devote a greater percentage of my time to researching companies, co-managing the Hodges Funds and individual portfolios.  Although I will no longer be CEO, I will be taking a new role within our firm as Chairman of the Investment Committee.

I have great confidence in our management and investment team and their abilities to continue the success of our firm and its dedication and service to the Hodges Mutual Funds.  Craig Donaldson Hodges, the current President and co-founder of Hodges Capital and its affiliates, has 22 years with the firm and will be promoted to CEO, while continuing as co-manager to the Hodges Mutual Funds.  Camille Hodges Hays has 14 years of experience within the firm and is currently the EVP and head of operations of Hodges Capital.  Clark Brown Hodges is the EVP of Business Development and has been with the firm and its affiliates for 18 years.  Craig, Camille and Clark will also continue to be supported by two loyal and experienced employees, Eric Marshall and Gary Bradshaw.  In addition to serving as directors on the First Dallas Board, Eric and Gary are co-managers for the Hodges Mutual Funds.

I am excited about the future of Hodges Capital and the management team we have put together over the past 20 years.  Furthermore, I ask that you cast a positive vote for the new agreement to permit the proposed transfer.

Sincerely,

/s/Donald W. Hodges

Donald W. Hodges
Chairman and CEO

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Hodges Fund
Hodges Small Cap Fund
Hodges Blue Chip 25 Fund
HodgesEquity Income Fund
Hodges Pure Contrarian Fund
(each a series of Professionally Managed Portfolios)

Dear Shareholder of the Hodges Funds:

We are writing to inform you of the upcoming special meeting of shareholders of the Hodges Mutual Funds to vote on the following important proposal:

•
Approval of a new investment advisory agreement (“New Agreement”) between Professionally Managed Portfolios (the “Trust”), on behalf of the Funds, and the Funds’ investment adviser, Hodges Capital Management, Inc.

Hodges Capital Management, Inc. (the “Adviser”) has served as the investment adviser to the Funds since the inception of each of the Funds.  It is anticipated that on or about October 31, 2011, the voting control of First Dallas Holdings, Inc. (“Holdings”), the sole shareholder and corporate parent of the Adviser, will be transferred by Donald W. Hodges, who is also the current Chairman and CEO of Holdings and the Adviser, to his three children, Craig D. Hodges, Camille Hodges Hays and Clark B. Hodges, by deposit of all of his voting shares into a voting trust of which his children are the voting trustees (the “Transfer”).  Although Donald Hodges would continue to be involved in investment activities for the Funds (in a different capacity), he proposes to make the Transfer as a part of prudent succession planning.  Because Donald Hodges beneficially owns greater than 25% of the voting shares of Holdings, and because all power to vote these shares will be transferred to his children by the voting trust, a “change in control” of the Adviser will be deemed to have occurred under the Investment Company Act of 1940, as amended.

That change in control will cause the existing investment advisory agreements between the Funds and the Adviser (the “Existing Agreements”) to automatically terminate, even though the new control arrangement is not intended or expected to result in any significant changes for existing shareholders of the Funds.  Accordingly, a new investment advisory agreement with the Adviser (the “New Agreement”) must be submitted for approval by the Funds’ shareholders.

The proposed New Agreement is substantially similar to the Existing Agreements with respect to the services provided by the Adviser to the Funds and has the identical fee structure; it would essentially continue the relationship between the Funds and the Adviser.  Approval of the New Agreement will not result in any change in the amount of fees you pay as a shareholder in the Funds.  In addition, although control of the Adviser will change as a result of the Transfer and Donald Hodges will resign as Chairman and CEO of Holdings and the Adviser (to be succeeded by Craig Hodges), Donald Hodges will continue to remain involved in the business of the Adviser, and the key personnel of the Adviser currently providing services to the Funds are not expected to change.

2

The proposal has been carefully reviewed by the Funds’ Board of Trustees (the “Board”).  The Board unanimously recommends that you vote FOR the proposal.  The Board believes that the proposal is in the Funds’ and your best interests.

The following are additional important facts about the New Agreement:

•	The number of shares you own and the value of those shares are not affected.

•	The advisory fees applicable to the Funds have not increased.

•	The investment objective and policies of the Funds have not changed.

The question and answer section that begins on the front cover of the enclosed Proxy Statement discusses the proposal, which is being submitted for shareholder approval.  The Proxy Statement itself provides greater detail about the proposal, why it is being made and how it applies to the Funds.  The Board recommends that you read the enclosed materials carefully and vote FOR the proposal.  Voting is quick and easy.  Everything you need is enclosed.

You may choose one of the following options to vote:

•	Mail: Complete and return the enclosed proxy card(s).

•	Internet: Access the Website shown on your proxy card(s) and follow the online instructions.

•	Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

•	Telephone (to speak to a representative of the Funds’ proxy solicitor): 1-877-777-6017.

•	In person: Attend the special shareholder meeting on October 3, 2011.

We appreciate your participation and prompt response in this matter.  If you have any questions regarding the proxy, please call our proxy information line at 1-866-811-0224.  Representatives are available to answer your questions between 9:00 a.m. and 10:00 p.m., Eastern time.

Sincerely,

/s/Eric W. Falkeis

Eric W. Falkeis
President
Professionally Managed Portfolios

Important information
to help you understand and vote on the proposal

Please read the full text of the proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.

What is this document, and why did you send it to me?

We are sending this document to you for your use in deciding whether to approve the new investment advisory agreement (the “New Agreement”) with Hodges Capital Management, Inc. (“HCM” or the “Adviser”) to enable it to continue as the investment adviser for each of the Hodges Mutual Funds (the “Funds”).  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a form of Proxy.

At a meeting of the Board of Trustees (the “Board”) of Professionally Managed Portfolios (the “Trust”) held on August 8, 2011, the Board approved, subject to shareholder approval, the New Agreement.

What am I being asked to vote on?

You are being asked to approve the New Agreement between the Adviser and the Trust on behalf of the Funds.

This proposal relates to a “change in control” of the equity ownership of the parent of the Adviser.  It is anticipated that on or about October 31, 2011, the voting control of First Dallas Holdings, Inc. (“Holdings”), the sole shareholder and corporate parent of the Adviser, will be transferred for no value or consideration by Donald W. Hodges, who is also the current Chairman and CEO of Holdings and the Adviser, to his three children, Craig D. Hodges, Camille Hodges Hays and Clark B. Hodges, by deposit of all of his voting shares of Holdings into a voting trust of which his children are the voting trustees (the “Transfer”).  Although Donald Hodges proposes to continue to be involved in investment activities for the Funds (though no longer as Chairman and CEO of Holdings or the Adviser), he proposes to make the Transfer as a part of prudent succession planning.  Because Donald Hodges beneficially owns greater than 25% of the voting shares of Holdings, and because all power to vote these shares will be transferred to his children by the voting trust, a “change in control” of the Adviser will be deemed to have occurred under the Investment Company Act of 1940, as amended (the “1940 Act”).  The change in control will trigger an automatic termination of the existing investment advisory agreements between the Trust and the Adviser (the “Existing Agreements”).  Accordingly, the Funds are seeking shareholder approval of the New Agreement in order to allow the Adviser to continue to provide advisory services to the Funds following the Transfer.  There are no changes in the investment advisory fees to be paid by the Funds or the services to be provided by the Adviser under the New Agreement.  In addition, there are no material differences between the Existing Agreements and the proposed New Agreement, other than their effective dates and the fact that the agreement with all of the Funds will be reflected in the same document.  Following the Transfer, the Adviser would be controlled by the three children, who would continue also to be individually owners of voting shares of Holdings, directors of Holdings and executive officers of the Adviser.  Although there would be some change in capacity, the persons responsible for managing the Funds are not expected to change in connection with the Transfer.

How will my approval of this proposal affect the management and operation of the Funds?

The persons responsible for operating the Adviser and managing the Funds’ assets are not expected to change as a result of or in connection with the Transfer, though the capacities of some of those persons will change.  Donald Hodges will resign as the Chairman and Chief Executive Officer of Holdings and the Adviser, and Craig Hodges will be elected as the Chairman and CEO of Holdings and the Adviser.  The Adviser and an affiliated registered investment adviser of which Holdings is the corporate parent, First Dallas Securities, Inc. (“FD Securities”), will establish an Investment Committee consisting of portfolio managers of the Adviser and of FD Securities.  That Investment Committee, of which Donald Hodges will be the Chairperson, would review and make recommendations to the management of the Adviser and FD Securities regarding investment strategies and policies for their respective clients, including the Funds.  That Investment Committee would not determine or give investment advice to, or make or provide investment reports for, the Funds or any of the other clients of the Adviser or FD Securities, but would be a resource for the portfolio managers to the Funds (and other clients).

Q & A                                                                                                                                                                                                                                                                                                                         1

How will my approval of this proposal affect the expenses of the Fund?

The investment advisory fee paid by the Funds to the Adviser will not increase if the New Agreement with HCM is approved.

What are the primary reasons for the selection of HCM as the investment adviser of the Funds?

The Board weighed a number of factors in reaching its decision to approve HCM to continue as the investment adviser for the Funds, including the history, reputation, qualifications and resources of HCM and the fact that HCM’s current portfolio managers would continue to provide the management services to the Funds.  The Board also considered that if the New Agreement is approved, each Fund’s investment advisory fee would not increase and total expenses for each Fund would not increase.  The Board also considered the appropriateness of thoughtful and prudent succession planning by or on behalf of the Adviser.

Do the proposed changes mean that the Fund’s investment advisory fee will increase?

No.  The investment advisory fee paid by shareholders will not be affected if shareholders approve the New Agreement.

Are there any differences between the Existing Agreements and the proposed New Agreement?

No.  There are no material differences between the Existing Agreements and the proposed new Investment Advisory Agreement other than the effective date and the fact that all of the Funds will be combined in the same document rather than separate ones.

Has the Funds’ Board of Trustees approved the proposal?

Yes.  The Board of Trustees has unanimously approved the proposal to approve the New Agreement with HCM on behalf of the Funds, and recommends that you also vote to approve the proposal.

Who is Alliance Advisors?

Alliance Advisors is a third party proxy vendor that the Funds have engaged (at HCM’s expense) to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum of shares must attend or participate in the meeting in person or by proxy.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Q & A                                                                                                                                                                                                                                                                                                                         2

Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by HCM.

Who is eligible to vote?

Shareholders of record of the Funds as of the close of business on July 27, 2011 (the “Record Date”) are entitled to be present and to vote at the special meeting of the shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Funds at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

What vote is required?

Approval of the proposal requires the vote of the “majority of the outstanding voting securities,” which is defined under the 1940 Act as the lesser of:  (1) 67% or more of the voting securities of each Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of each Fund entitled to vote thereon.  The shareholders of each of the Hodges Funds must approve the proposal in order for it to take effect.

How do I vote my shares?

You may attend the Special Meeting and vote in person or you can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Funds a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

How can a quorum be established?

A majority of each Fund’s outstanding shares, present in person or represented by proxy, constitutes a quorum at the Special Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on the proposal, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.

Q & A                                                                                                                                                                                                                                                                                                                         3

Can shareholders submit additional proposals?

The Trust and the Funds are not required, and do not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for any future meeting of shareholders should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741 so they are received within a reasonable time before any such meeting.  No business other than the proposal is expected to come before the Special Meeting.  If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Funds.

What will happen if there are not enough votes to approve the proposal?

It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting.  If we do not receive your vote after several weeks, you may be contacted by Alliance Advisors who will remind you to vote your shares and help you return your proxy.  In the event a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation.

If I vote by mail, how do I sign the proxy card?

Individual Accounts:  Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:  Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Q & A                                                                                                                                                                                                                                                                                                                         4

Hodges Fund
Hodges Small Cap Fund
Hodges Blue Chip 25 Fund
Hodges Equity Income Fund
Hodges Pure Contrarian Fund
(each a series of Professionally Managed Portfolios)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of each of the Hodges Mutual Funds listed above, each a series of Professionally Managed Portfolios (the “Trust”), will be held at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741 on Monday, October 3, 2011, at 10:30 a.m. Pacific Time.

The purpose of the Meeting is to consider and act upon the following:

1.	To approve an Investment Advisory Agreement between Hodges Capital Management Inc. and the Trust, on behalf of the Hodges Mutual Funds.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Trustees has fixed the close of business on July 27, 2011 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Board of Trustees,

ELAINE E RICHARDS, Secretary
August 8, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 3, 2011.
THE PROXY STATEMENT AND LETTER
TO STOCKHOLDERS ARE AVAILABLE AT:
http://www.proxyease.com/hodgesmutualfunds/2011SM/proxy2011.pdf

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person.  Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
		Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card handy.

2.	Call the toll-free number or visit the website indicated on your proxy card.

3.	Enter your unique control number located on your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

Hodges Fund
Hodges Small Cap Fund
Hodges Blue Chip 25 Fund
Hodges Equity Income Fund
Hodges Pure Contrarian Fund
(each a series of Professionally Managed Portfolios)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 3, 2011

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Professionally Managed Portfolios (the “Trust”) to be used at the special meeting of shareholders of each of the Hodges Mutual Funds listed above (the “Funds”) and at any adjournments thereof (the “Meeting”), to be held on Monday, October 3, 2011 at 10:30 a.m. Pacific time at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741.

Shareholders of record at the close of business on the record date established as July 27, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.  The Notice of Special Meeting of Shareholders (the “Notice”), this proxy statement and the enclosed proxy card are being mailed to Shareholders on or about July 27, 2011.  The Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof:

PROPOSAL	To Approve a New Investment Advisory Agreement between Hodges Capital Management, Inc. and the Trust, on behalf of the Funds.

Summary

The Board of Trustees of the Funds (the “Board”) is recommending that shareholders approve a new investment advisory agreement (the “New Agreement”), between the Trust, on behalf of the Funds, and the Funds’ investment adviser, Hodges Capital Management, Inc. (the “Adviser” or “HCM”), which would become effective on or about October 31, 2011, when Donald Hodges, the owner of over 25% of the voting shares of First Dallas Holdings, Inc., the parent of HCM (“Holdings”), proposes to transfer voting control of all his voting shares for no value or consideration to his three children, by deposit of those shares in a voting trust as more fully described below (the “Transfer”), and the other actions regarding the Adviser described below are taken concurrently with the Transfer (collectively with the Transfer, the “Transaction”).

Proxy Statement                                                                                                                                                                                                                                                                                                          1

The Transaction

As described in this Proxy Statement, the New Agreement would be necessary because the Funds’ existing investment advisory agreements with the Adviser (the “Existing Agreements”) would automatically terminate as a result of a change in control of HCM that would occur on or about October 31, 2011, when Donald Hodges effects the Transfer.

The Transfer will consist of Donald Hodges transferring voting control of First Dallas Holdings, Inc. (“Holdings”) for no value or consideration, to his three children, Craig D. Hodges, Camille Hodges Hays and Clark B. Hodges, by the deposit of all of the voting shares of Holdings owned by Donald Hodges into a voting trust (the “Voting Trust”) under a Voting Trust Agreement between Donald Hodges, Holdings, and Craig Hodges, Camille Hays and Clark Hodges as trustees (the “Voting Trust Trustees”), joined in by Donald Hodges’ wife, Freddie Donaldson Hodges (the “Voting Trust Agreement”).

It is proposed that concurrently with the Transfer:

(1) Donald Hodges will resign as the Chairman and Chief Executive Officer of Holdings and as the Chairman and Chief Executive Officer of the Adviser, and Craig Hodges will be elected as the Chairman and CEO of Holdings and the Chairman and CEO of the Adviser.

(2) The Adviser and the other registered investment adviser of which Holdings is the corporate parent, First Dallas Securities, Inc. (“FD Securities”), will establish an Investment Committee consisting of portfolio managers of the Adviser and of FD Securities, of which Donald Hodges will be the Chairperson.

(3) The Adviser and the Trust (on behalf of the Funds) will enter into the New Agreement, having substantially the same terms as the Existing Agreements, upon the execution and implementation of the Voting Trust Agreement.

It is anticipated that the Transaction will only occur after receiving shareholder approval from each of the Funds.

Reasons for the Transaction

The Adviser has determined that the Transaction is desirable and appropriate for a few reasons, primarily including:  (1) to implement in an orderly manner the long-planned transition of authority and responsibility for the activities of Holdings and the Adviser from Donald Hodges to his children, Craig Hodges, Camille Hays and Clark Hodges; and (2) to permit Donald Hodges to devote more of his time and efforts to investment strategies for the Funds.

(1)           Orderly Transition.  Although Donald Hodges has had control of the business and affairs of Holdings and the Adviser since their formation approximately 22 years ago, Craig Hodges, Camille Hays and Clark Hodges have been an integral part of the business and affairs of Holdings and the Adviser for many years.  Currently, they share voting power over a minority percentage of the voting shares of Holdings, and each of them individually owns a number of voting and non-voting shares of Holdings.  Each of them is a member of Holdings’ Board of Directors; two of them are executive officers of Holdings and members of the Adviser’s Board of Directors; and each of them is an executive officer of the Adviser.  The succession plan of Holdings and the Adviser, as well as the current wills of Donald Hodges and Freddie Hodges, contemplate a transition of control from Donald Hodges to Craig Hodges, Camille Hays and Clark Hodges, which the Transfer would implement.

The Transfer and the concurrent actions, all constituting the proposed Transaction, would provide  for an orderly transition of roles and responsibilities that (a) recognizes the ability of Craig Hodges to serve as the Chairman and CEO of Holdings and the Adviser, and the ability of Camille Hays and Clark Hodges to also lead the business and affairs of Holdings and the Adviser; and (b) permits and contemplates the continued active involvement, though in a different capacity, in the business of Holdings and the Adviser by Donald Hodges.

Proxy Statement                                                                                                                                                                                                                                                                                                          2

Under the Investment Company Act of 1940, as amended (“1940 Act”), and under the Investment Advisers Act of 1940, as amended (“Advisers Act”), the Transfer would constitute a “transfer of a controlling block of voting securities.”  Such a transfer would be deemed an “assignment” under the 1940 Act and the Advisers Act of the Existing Agreements between the Adviser and the Trust in effect at the time, and such “assignment” would result in the automatic termination of the Existing Agreements.

Donald Hodges currently owns, and has exclusive voting power regarding, approximately 52.13% of the voting shares of Holdings.  Holdings owns all of the outstanding capital stock of the Adviser and, therefore, has the exclusive power to elect all of the directors of the Adviser.  In the Transfer, Donald Hodges would deposit all of his voting shares in the Voting Trust in exchange for no value or consideration, so that the Voting Trust Trustees would have the full, exclusive, and unqualified right and power to vote, and execute written consents regarding, all of those deposited shares in their sole discretion.  Under the Voting Trust Agreement, the Voting Trust Trustees may act only by majority vote or consent.  The Voting Trust Trustees already have voting control over approximately 27.91% of the voting shares of Holdings owned by Gordonville Partners, Ltd., a Hodges family limited partnership, and each of the Voting Trust Trustees already individually owns and has voting control over certain voting shares of Holdings ranging from approximately 1.72% to approximately 6.90% of the voting shares.  The Voting Trust Trustees who would receive and have voting control over Holdings and, indirectly, the Adviser under the Voting Trust Agreement are also the persons who would, under the current wills of Donald Hodges and Freddie Hodges, individually become (directly or indirectly) owners of and have voting rights to all of the voting shares of Holdings that Donald Hodges and Freddie Hodges own.

Accordingly, the proposed Transfer would vest control of Holdings and the Adviser in the Voting Trust Trustees, and effecting the Transfer (with the other elements of the Transaction) sooner than later would provide for an orderly transition of control of Holdings and allow Donald Hodges to be available in order to assist in the transition of control.

In addition to their current and proposed ownership and voting control of shares of Holdings, the Voting Trust Trustees are, and have been, active in the business of Holdings and the Adviser.  Craig Hodges is a director of Holdings and of the Adviser; is, and has been for approximately the last nine years, the President of Holdings; and is, and has been for approximately the last seven years, the President of the Adviser as well as a Portfolio Manager for all of the Funds.  Camille Hays is a director of Holdings and of the Adviser and is, and has been for approximately the last nine years, the Executive Vice President of Holdings and of the Adviser.  Clark Hodges is a director of Holdings and is, and has been for approximately the last three years, the Executive Vice President–Business Development of the Adviser.

(2)              Devote Donald Hodges’ Time to Investments.  As the current Chairman and CEO of Holdings and the Adviser, Donald Hodges must perform various administrative and operational duties and responsibilities.  By his proposed resignation and the election of Craig Hodges as the Chairman and CEO of Holdings and the Adviser, those day-to-day responsibilities would pass to Craig Hodges.

Craig Hodges has been active in the business of Holdings and the Adviser since their formation approximately 22 years ago.  He has been the President of Holdings for nine years and the President of the Adviser for approximately the last seven years and was the Senior Vice President of Holdings and the Adviser for the preceding five years.  He has also been a director of Holdings and the Adviser for approximately the last nine years.  While holding those offices and positions in Holdings and the Adviser, he has been intimately involved in and responsible for supervising the activities of the securities research department, the securities trading department, and the money managers of the Adviser and FD Securities.  He has been active in the Adviser’s investment advisory services to the Funds since 1992 and currently serves as a Portfolio Manager for all of the Funds.  Donald Hodges, the Board of Directors of Holdings, and the Board of Directors of the Adviser believe that Craig Hodges is well-qualified to serve as the Chairman and CEO of Holdings and of the Adviser.

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This transition would allow Donald Hodges to have more time and energy to devote to evaluating investments and formulating investment strategies for the benefit of the Funds.  The establishment of the Investment Committee with Donald Hodges as its Chairperson would formalize the role of Donald Hodges in this regard and ensure the continuity of the investment team for the Funds.

The Investment Committee would be appointed by the Boards of Directors of the Adviser and FD Securities to review and make recommendations to the management of the Adviser and FD Securities regarding investment strategies and policies for their respective clients, including the Funds.  Although the Investment Committee would not give investment advice to, or make or provide investment reports to, any of the clients, it would be a resource for the portfolio managers who are giving such advice and making such reports.

In addition, it is expected that Donald Hodges would continue to serve as one of the six directors of Holdings, subject to the continuing discretion of the Voting Trust Trustees, and as one of the three directors of the Adviser, subject to the continuing discretion of the Board of Directors of Holdings.

Legal Requirements in Approving the New Agreement

To avoid disruption of the Funds’ investment management in the event Donald Hodges is no longer able to continue to manage the Adviser, and after considering the potential benefits to shareholders of re-engaging HCM as the Funds’ investment adviser, as discussed more fully below, the Board voted unanimously to approve the New Agreement.

The form of the New Agreement is attached hereto as Exhibit A.  The terms of the New Agreement are substantially similar to the terms of the Existing Agreements with respect to services to be provided by HCM compared to those it previously provided.  The Existing Agreements were approved prior to each Fund’s commencement by the Board of Trustees and by shareholders of each Fund.

The New Agreement and the Existing Agreements have identical fee structures.  There are no material differences between the agreements, other than their effective dates and the fact that all of the Funds will be reflected in the same document rather than in separate documents.

The material terms of the New Agreement and the Existing Agreement are compared below in the “Summary of the New Agreement and Existing Agreements” section.

Each of the Fund’s shareholders must approve the New Agreement in order for it to take effect.  If any Fund’s shareholders do not approve the New Agreement at the Special Meeting, or at an adjournment of the Special Meeting, the Transaction will not take place and no change in control will occur.  The Existing Agreements will then remain in effect (without lapse or change).

Compensation Paid to the Adviser

Under the Existing Agreements, HCM is entitled to receive a monthly advisory fee for each Fund as a percentage of average daily net assets for the services provided by HCM as investment adviser to the Funds, as shown below.  The fee structure under the New Agreement with HCM will be identical to the fee structure under the Existing Agreements.  For the fiscal year ended March 31, 2011, the Fund paid HCM investment advisory fees in the amounts shown below.

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Fund	Management Fee Rate	Fees Accrued (FYE 3/31/2011)	Fees Waived* (FYE 3/31/2011)	Net Fees Paid (FYE 3/31/2011)
Hodges Fund	0.85%	$2,954,080	--	$2,954,080
Small Cap Fund	0.85%	$435,702	$81,923	$353,779
Blue Chip 25 Fund	0.65%	$34,865	$64,413	$0
Equity Income Fund	0.65%	$49,706	$61,796	$0
Pure Contrarian Fund	0.85%	$78,462	$70,510	$7,952
*NOTE:  For each Fund except for the Hodges Fund, the Adviser has contractually agreed to reduce its fees and/or pay the Fund’s expenses (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to a specific amount (the “Expense Cap”).  The Expense Cap will remain in effect at least through July 31, 2012 and may continue for an indefinite period thereafter as determined by the Board.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement is subject to the Board’s review and approval.  This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

Information about HCM

HCM is registered with the Securities and Exchange Commission as an investment adviser under the Advisers Act.  HCM’s principal offices are located at 2905 Maple Avenue, Dallas, Texas 75201.  As of March 31, 2011, HCM managed over $628 million of investment assets. HCM is wholly-owned by Holdings.  Currently Donald Hodges owns 52.13% of the voting shares of Holdings and Gordonville Partners, Ltd. owns 27.91% of the voting shares of Holdings.  Gordonville Partners, Ltd. is owned equally by Donald Hodges (25%), Craig Hodges (25%), Camille Hays (25%), and Clark Hodges (25%), but Craig Hodges, Camille Hays, and Clark Hodges collectively have voting control of all shares of Holdings owned by Gordonville Partners, Ltd.

The following table sets forth the name, position and principal occupation of each current officer and principal of HCM.  Each individual’s business address is 2905 Maple Avenue, Dallas, Texas 75201.

Name	Current Position/Principal Occupation
Donald W. Hodges	Chairman & CEO
Craig D. Hodges	President
Camille Hodges Hays	Executive Vice President – Operations
Gary M. Bradshaw	Senior Vice President
Eric J. Marshall	Senior Vice President/Director of Research
Clark B. Hodges	Executive Vice President – Marketing
Robert L. Kerch	Chief Compliance Officer

Summary of the New Agreement and the Existing Agreements

A copy of the proposed New Agreement is attached hereto as Exhibit A.  The following description is only a summary; however, all material terms of the New Agreement have been included in this summary.  You should refer to Exhibit A for the New Agreement, and the description set forth in this Proxy Statement of the New Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services that will continue to be provided by HCM under the New Agreement and the fee structure are identical to the services currently provided by HCM and the fee structure under the Existing Agreements.

Advisory Services.  Both the New Agreement and the Existing Agreements state that, subject to the supervision of the Board of Trustees of the Funds, the Adviser will provide the overall management of the Funds, including the following services: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Board of Trustees; (iii) vote proxies for the Funds, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Funds, and take other actions on behalf of the Funds; (iv) maintain the books and records required to be maintained by the Funds, except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Funds’ assets which the Funds’ administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Funds’ investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

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Brokerage.  Both the New Agreement and the Existing Agreements provide that the Adviser shall be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection, and for negotiation of brokerage commission rates; except that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees.  In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis.  The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Management Fees.  Both the New Agreement and Existing Agreements contain the identical fee structure based on each Fund’s average daily net assets.

Duration and Termination.  The Existing Agreement provided that it became effective at the time the Funds commenced operations and remained in effect for a period of two years, unless sooner terminated.  The New Agreement provides that it will become effective on October 31 2011 (or another date upon receiving the vote of a majority of the outstanding securities of the Funds, whichever is later) and provides that it will continue in effect for a period of two years, unless sooner terminated.  Both the New Agreement and the Existing Agreements provide that after their initial term they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities.  Both the New Agreement and the Existing Agreements may be terminated at any time, on 60 days’ prior written notice, by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Payment of Expenses.  Both the New Agreement and the Existing Agreements provide that the Adviser will pay all expenses incurred by it in connection with its activities under the agreement, that the Funds shall bear all of their own expenses not specifically assumed by the Adviser, and that general expenses of the Trust not readily identifiable as belonging to the Funds or another portfolio of the Trust shall be allocated among all the portfolios of the Trust in such a manner as the Board of Trustees determines to be fair and equitable.

The Adviser may voluntarily or contractually absorb certain Fund expenses.  For each Fund, except for the Hodges Fund, the Adviser has contractually agreed to reduce its fees and/or pay the Fund’s expenses (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to the amounts shown below as a percentage of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect through at least July 31, 2012 and may continue for an indefinite period thereafter as determined by the Board.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement is subject to the Board’s review and approval.  This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

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Fund	Institutional Class Expense Cap*	Retail Class Expense Cap*
Hodges Fund	None	None
Small Cap Fund	1.15%	1.40%
Blue Chip 25 Fund	N/A	1.30%
Equity Income Fund	N/A	1.30%
Pure Contrarian Fund	N/A	1.40%
*
For the fiscal year ended March 31, 2011, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Institutional Class of the Hodges Small Cap Fund was 1.16% and for the Retail Classes of the Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund, was 1.41%, 1.31%, 1.31% and 1.41%, respectively as a result of acquired fund fees and expenses, which are not included in the Expense Caps.

Limitation on Liability and Indemnification.  Both the New Agreement and the Existing Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the particular agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the particular agreement.  Both the New Agreement and the Existing Agreements provide that the Funds will indemnify the Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser.

Board Approval and Recommendation

In reaching its decision to approve the New Agreement, the Board of Trustees, including all of the Independent Trustees, met at the regular meeting held on May 18, 2011 with senior executives of HCM and again on August 8, 2011.  In the course of their review, the Trustees considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds.  The Trustees also considered other matters, including, but not limited to, the following: (1) the quality of services provided to the Funds in the past by HCM since each Fund’s inception; (2) the performance of each Fund while managed by HCM; (3) the fact that the terms of the New Agreement are identical to the terms of the Existing Agreements; (4) the fact that the HCM investment management team will not change as a result of the Transaction; (5) the fact that the fee structure under the New Agreement would be identical to the fee structure under the Existing Agreements and that HCM has agreed to maintain each Fund’s current expense cap or limitation agreement, as described above, indefinitely; and (6) other factors deemed relevant, including the appropriateness of thoughtful and prudent succession planning by the Adviser.

The Board of Trustees also evaluated the New Agreement in connection with its annual review and renewal of the Existing Agreements.  The Board of Trustees reviewed all of the due diligence materials provided by management of HCM.  The Independent Trustees also discussed the proposed Transaction and the New Agreement further in executive session with their counsel.  Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Agreement, and the Board’s conclusions.  In their deliberations, the Board of Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

The nature, extent and quality of the services provided and to be provided by the Adviser under the New Agreement and Existing Agreements (together the “Advisory Agreements”).  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, the Adviser’s disaster recovery plan, and the Adviser’s business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss various marketing and compliance topics, including the Adviser’s diligence in risk oversight.  The Board considered the abilities of Craig Hodges, who would succeed Donald Hodges as Chairman and CEO of Holdings and the Adviser, and his active involvement in the business and affairs of the Adviser in recent years.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

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The Funds’ historical year-to-date performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Funds on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications.

For the Hodges Fund, the Board noted that the Fund underperformed its peer group median for the year-to-date, one-year, three-year and five-year time periods and outperformed for the ten-year time period.  For the Hodges Small Cap Fund, the Board noted that the Fund outperformed its peer group median for the year-to-date, one-year and three-year time periods.  For the Hodges Blue Chip 25 Fund, the Board noted that the Fund underperformed its peer group median for the year-to-date and one-year time periods.  For the Hodges Equity Income Fund, the Board noted that the Fund slightly underperformed its peer group median for the median for the year-to-date time period and outperformed for the one-year time period.  For the Hodges Pure Contrarian Fund, the Board noted that the Fund underperformed its peer group median for the year-to-date and one-year time periods.  The Board took into consideration the relatively short period of time that the Hodges Blue Chip 25 Fund, Hodges Equity Income Fund and Hodges Pure Contrarian Fund have been in operation.

The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisor, as well as any expense waivers and reimbursements available for the Funds.

For the Hodges Fund, the Board noted that the contractual advisory fees are above the median, the net advisory fee is above the median and the total expenses minus the 12b-1 fees are the same as the median.  The Board noted that the Adviser had no contractual agreement to waive and/or reimburse Fund expenses to a certain level, but also noted that the Fund’s expense ratio had decreased as assets have risen.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of comparative performance and expense and advisory fee information.

For the Hodges Small Cap Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.40% for the Class R shares and 1.15% for the Class I shares.  The Trustees noted that the contractual advisory fees are the same as the median, the net advisory fee is about the same as the median and the total expenses minus the 12b-1 fees are below the median.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of comparative performance and expense and advisory fee information.

For the Hodges Blue Chip 25 Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.30% for the Class R shares.  The Board noted that both the contractual advisory fees and the net advisory fee are below the median and the total expenses minus the 12b-1 fees are above the median.

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For the Hodges Equity Income Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.30% for the Class R shares.  The Board noted that the contractual advisory fees are below the median, the net advisory fee is below the median and the total expenses minus the 12b-1 fees are slightly above the peer median.

For the Hodges Pure Contrarian Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.40% for the Class R shares.  The Board noted that the contractual advisory fees are below the median, the net advisory fee is below the median and the total expenses minus the 12b-1 fees are below the median.

The Board noted that the Adviser does not replicate any of the Hodges Funds’ investment styles in separately managed accounts.

Economies of Scale.  The Board also considered that economies of scale would be expected to be realized as the assets of the Funds grew.  In this regard, the Board noted that the Funds’ expense ratios have come down as the Funds’ assets have grown.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses for all of the Funds (except the Hodges Fund) so that the Fund does not exceed a specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

The profits to be realized by the Adviser and its affiliates from their relationship with the Funds.  The Trustees also discussed and considered the fall-out benefits that the Adviser may receive from the Funds as a result of its affiliated broker-dealer – First Dallas Securities – selling shares of the Funds and accordingly being able to receive 12b-1 fees.  Additionally, the Board considered that the Adviser regularly uses First Dallas Securities to execute trades for the Funds and receives commissions from those trades.  The Board considered that these trades are done in compliance with applicable law and are subject to Board oversight.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreements was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

The appropriateness of succession planning.  The Board considered that the Adviser had developed and desired to implement a thoughtful succession plan which it believed would enable the Adviser to successfully transition the management of the Adviser in an orderly manner.  The Board considered that the Adviser believed that the transition plan will ensure that the Adviser can continue to operate effectively should Donald Hodges retire or become unable to continue to work.  The Board considered that this succession plan would enable Donald Hodges to remain substantively involved in a meaningful way with the Adviser and in its management of the Funds, would lead a new Investment Committee and would be available to assist in transition matters.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements and approval of the New Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the approval of the New Agreement, which would allow for the continuation of the relationship under the Existing Agreements, would be in the best interests of the Funds and their shareholders.

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Vote Required

Approval of the proposal on behalf of a Fund requires the vote of the “majority of the outstanding voting securities,” which is defined under the 1940 Act as the lesser of:  (1) 67% or more of the voting securities of such Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of such Fund entitled to vote thereon.

While approval of the New Agreement by one Fund is not contingent on approval by all of the Funds, the Transaction will not take place unless the New Agreement is approved by the shareholders of each of the Funds as described above.  In the event the New Agreement is not approved by the shareholders of one or more of the Funds, all of the Existing Agreements will remain in effect (without lapse or change).

Based on all of the foregoing, the Trustees recommend that shareholders of the Funds vote FOR the approval of the New Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting.  However, if any other matters properly come before the Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

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ADDITIONAL INFORMATION

Service Providers

The Fund’s current investment adviser and proposed investment adviser is Hodges Capital Management, Inc., located at 2905 Maple Avenue, Dallas, Texas 75201.  The Fund’s administrator is U.S. Bancorp Fund Services, LLC located at 615 E. Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202.  The Fund’s current principal underwriter is Quasar Distributors, LLC located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

Any Purchases or Sales of Securities of the Investment Advisers

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of HCM or any of their affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on July 27, 2011, will be entitled to be present and vote at the Meeting.  As of that date, the following of amount of shares of each Fund were outstanding.

	Shares Outstanding As of July 27, 2011
Fund	Institutional Class	Retail Class
Hodges Fund	49,576.426	10,630,854.637
Small Cap Fund	272,745.325	5,585,825.367
Blue Chip 25 Fund	N/A	549,726.848
Equity Income Fund	N/A	1,009,569.154
Pure Contrarian Fund	N/A	717,774.382

A “principal shareholder” is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund.  A “control person” is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.

As of July 27, 2011, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Funds.  As of July 27, 2011 the following shareholders were considered to be either a control person or principal shareholder of each Fund:

Hodges Fund – Retail Class Shares
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104-4151	37.96%	Record

National Financial Services FBO Its Customers Attn: Mutual Funds Dept 5th Floor 1 World Financial Center New York, NY 10281-1003	15.07%	Record

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Hodges Fund – Institutional Class Shares
Name and Address	% Ownership	Type of Ownership
Methodist Health System Foundation Schenkel Fund c/o Bob Milone P.O. Box 655999 Dallas, TX 75265-5999	92.13%	Record

First Dallas Holdings Inc. Attn: Camille Hays 2905 Maple Ave. Dallas, TX 75201-1405	7.54%	Record

Small Cap Fund – Retail Class Shares
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104-4151	38.92%	Record

National Financial Services FBO Its Customers Attn: Mutual Funds Dept 5th Floor 1 World Financial Center New York, NY 10281-1003	20.35%	Record

TD Ameritrade, Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103-2226	16.60%	Record

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.50%	Record

Small Cap Fund – Institutional Class Shares
Name and Address	% Ownership	Type of Ownership
c/o Chemical Bank & Trust Co. Chembaco 333 E. Main St. Midland, MI 48640-6511	63.43%	Record

TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	26.48%	Record

First Clearing LLC First Dallas Holdings PSP 2905 Maple Ave. Dallas, TX 75201-1405	5.51%	Record

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Blue Chip 25 Fund – Retail Class
Name and Address	% Ownership	Type of Ownership
First Clearing LLC 2801 Market Street Saint Louis, MO 63103	23.87%	Record

First Dallas Holdings, Inc. 2905 Maple Avenue Dallas, TX 75201	8.72%	Record

Equity Income Fund – Retail Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104-4151	36.16%	Record

First Dallas Holdings, Inc. 2905 Maple Avenue Dallas, TX 75201-1405	5.71%	Record

Pure Contrarian Fund – Retail Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. FBO Its Customers 101 Montgomery Street San Francisco, CA 94104-4151	20.21%	Record

First Clearing LLC 2801 Market Street Saint Louis, MO 63103	12.39%	Record

First Dallas Holdings, Inc. 2905 Maple Avenue Dallas, TX 75201-1405	5.79%	Record

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Principal Executive Officers and Trustees of the Trust

The following table provides the name, address and principal occupation of the principal executive officers and trustees of the Trust.  The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address and Age	Positions with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	5	Trustee, PNC Funds, Inc.

Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	5	The Dana Foundation; The University of Virginia Law School Foundation.

Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Former Owner, Golf Adventures, LLC, (Vacation Services); formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).	5	None.

Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	5
Independent Trustee, The Managers Funds; Trustee, Managers AMG Funds, Aston Funds; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel; formerly Independent Director, Guardian Mutual Funds.

Proxy Statement                                                                                                                                                                                                                                                                                                        14

Name, Address and Age	Positions with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Officers of the Trust
Eric W. Falkeis (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	President	Indefinite Term; Since January 2011.	Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC since 1997.	Not Applicable.	Not Applicable.

Donna Barrette (born 1966) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer	Indefinite Term: Since July 2011. Indefinite Term: Since July 2011.	Vice President and Compliance Officer, U.S. Bancorp Fund Services, LLC since August 2004.	Not Applicable.	Not Applicable.

Patrick J. Rudnick (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since November 2009.	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	Not Applicable.	Not Applicable.

Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007; formerly, Vice President and Senior Counsel, Wells Fargo Funds Management, LLC (2004-2007).	Not Applicable.	Not Applicable.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

Proxy Statement                                                                                                                                                                                                                                                                                                        15

Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of shares.  Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only pursuant to the Trust’s Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares.

Solicitation of Proxies and Voting

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about August 15, 2011.  Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or personal interview by representatives of the Trust.  In addition, Alliance Advisors may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Trust.  The Trust also may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Meeting by: (1) written instruction addressed to Elaine E. Richards, Secretary, Hodges Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741.  (2) attendance at the Meeting and voting in person; or (3) by proper execution and return of a new proxy card (if received in time to be voted).  Mere attendance at the Meeting (without voting in person) will not revoke voting instructions.

If the Trust records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Funds expect that, before the Meeting, broker-dealer firms holding shares of each Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will not count towards the number of votes in favor of the approval of the New Agreement, which means they will have the effect of a vote against the proposal.  With respect to any other business that may properly come before the meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board of Trustees that are properly executed and received by the Trust’s Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the Proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes (returned proxies for shares held in the name of a broker for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter).

Proxy Statement                                                                                                                                                                                                                                                                                                        16

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares FOR the Proposal as recommended unanimously by the Board of Trustees.

A quorum is a majority of outstanding shares (i.e., more than 50%) entitled to vote in person or by proxy at the shareholder meeting.  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the Proposal, unless directed to vote AGAINST the Proposal, in which case such shares will be voted AGAINST the proposed adjournment.

Other than the principal shareholders disclosed above, to the knowledge of the Trust no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.  Shareholders of record of the Trust at the close of business on July 27, 2011 will be entitled to vote at the Meeting.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Funds expect that the solicitation will be primarily by mail, but also may include telephone, facsimile or oral solicitations.  If the Funds do not receive your proxy by a certain time, you may receive a telephone call from Alliance Advisors, Adviser employees or agents asking you to vote.  The Funds do not reimburse officers of the Fund, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by HCM.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-866-811-0224.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-558-9105 or write to Hodges Mutual Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

For a free copy of the Fund’s latest annual and/or semiannual reports, call 1-866-811-0224, visit the Funds’ website at www.hodgesmutualfunds.com or write to Hodges Mutual Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Proxy Statement                                                                                                                                                                                                                                                                                                        17

Exhibit A

PROFESSIONALLY MANAGED PORTFOLIOS

INVESTMENT ADVISORY AGREEMENT

With

Hodges Capital Management, Inc.

THIS INVESTMENT ADVISORY AGREEMENT is made as of the 31st  day of October, 2011, by and between Professionally Managed Portfolios, a Massachusetts business trust (the “Trust”), on behalf of the  series listed on Schedule A, which may be amended from time to time (each a “Fund”), and Hodges Capital Management, Inc. (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, each Fund listed on Schedule A is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISOR.

(a) GENERAL DUTIES. The Advisor shall act as investment adviser to each Fund and shall supervise investments of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in each Fund’s and the Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; each Fund’s prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Advisor (collectively, the “Investment Policies”).  In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, the Uniform Commercial Code and other applicable law.

Ehibit A                                                                                                                                                     1                                                                                                   Form of Investment Advisory Agreement

Without limiting the generality of the foregoing, the Advisor shall: (i) furnish each Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of each Fund, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iii) vote proxies for each Fund and file beneficial ownership reports required by Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund; (iv) maintain records relating to the advisory services provided by the Advisor hereunder required to be prepared and maintained by the Advisor or each Fund pursuant to applicable law; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the officers of the Trust may reasonably request; and (vi) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.  It is understood and agreed that the Advisor shall have no obligation to initiate litigation on behalf of any Fund.

(b) BROKERAGE. The Advisor shall be responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer from the Trust’s Board of Trustees.  In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following factors, among others, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees of the Trust may determine and consistent with Section 28(e) of the 1934 Act, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities to clients for which it exercises investment discretion. Subject to the same policies and legal provisions, the Advisor is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

When the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate orders of the Fund and those other clients (including, without limitation, any one or more of the other Funds) for the purchase or sale of the security. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

3. REPRESENTATIONS OF THE ADVISOR.

(a) The Advisor shall use its best judgment and efforts in rendering the advice and services to each Fund as contemplated by this Agreement.

(b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Advisor shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

Ehibit A                                                                                                                                                     2                                                                                                   Form of Investment Advisory Agreement

(d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

4. INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or any Fund in any way, or in any way be deemed an agent for the Trust or for any Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to each Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Advisor may give advice and take action with respect to other clients, including (without limitation) any of the other Funds or any affiliates of the Adviser, that may be similar or different from that given to the Fund.

5. ADVISOR’S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include any compliance staff and personnel required by the Advisor and reasonably requested by the Board of Trustees.

6. EXPENSES.

(a) With respect to the operation of each Fund, the Advisor shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”); (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board of Trustees). If the Advisor has agreed to limit the operating expenses of a Fund, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of  the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

Ehibit A                                                                                                                                                     3                                                                                                   Form of Investment Advisory Agreement

(c) The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

(e) To the extent that the Advisor pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Advisor shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.

7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

(a) Each Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by each Fund and paid to the Advisor on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The fee payable to the Advisor by a Fund under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to the Fund.

(e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of any Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Advisor in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year of a Fund over the following three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

Ehibit A                                                                                                                                                     4                                                                                                   Form of Investment Advisory Agreement

8. NO SHORTING; NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of any Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from any Fund or pledge or use any Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to any Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS.   Nothing herein contained shall be deemed to require the Trust or any Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Fund. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over each Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS; APPROVAL. (a)  The Advisor agrees to supply such information to each Fund’s administrator and to permit such compliance inspections by each Fund’s administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.

(b)           The Trust agrees to provide the Advisor such information about the Trust and each Fund as is necessary and appropriate for the Advisor to perform its services hereunder.  Such information includes, but is not limited to, the Trust’s Trust Agreement and Declaration of Trust and By-Laws and all compliance policies and procedures of the Trust.  The Trust agrees to provide to the Advisor promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Advisor hereunder, the Trust agrees to provide the amendment to the Advisor prior to its adoption by the Board of Trustees.

(c)           The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11. ADVISOR’S LIABILITIES AND INDEMNIFICATION.

(a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in each Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) relating to (i) the Advisor and its affiliates, (ii) the Fund’s investment strategies and related risks, or (iii) other information, in each case only if supplied by the Advisor for inclusion therein.

(b) Except as otherwise provided herein, the Advisor shall be liable to each Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Advisor in contradiction of the Investment Policies, other than losses or damages relating to lost profits.

(c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or any Fund or to any shareholder of any Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by any Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, any Fund or any shareholder of any Fund may have under any federal securities law or state law.

Ehibit A                                                                                                                                                     5                                                                                                   Form of Investment Advisory Agreement

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, members, managers, agents, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) arising out of the Indemnifying Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any Loss to which such Indemnified Party would otherwise be subject by reason of such party’s willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISOR’S OWN ACCOUNT. The Trust’s employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to any Fund under this Agreement; and provided further that the Advisor will adopt a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13.  TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Advisor is not an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Advisor shall not consult with the investment adviser of any other series of the Trust concerning transactions for each Fund or any other series of the Trust.

14. TERM.

(a) This Agreement shall become effective on October 31, 2011 and shall remain in effect for a period of two years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.

(b)  For so long as this Agreement remains effective, the Trust and each Fund shall have a non-transferable, non-exclusive license to use the names “Hodges Capital Management, Inc.”, “Hodges Fund”, “Hodges Small Cap Fund”, “Hodges Blue Chip 25 Fund”, “Hodges Equity Income Fund”, “Hodges Pure Contrarian Fund”, and “www.hodgesmutualfunds.com” (collectively, the “Advisor Names”) solely in connection with the Trust and each Fund.  The Trust and each Fund acknowledge that the Advisor Names and any derivatives or combinations thereof are the sole and exclusive property of the Advisor (or the Advisor’s related entities), and the Trust and each Fund agree that they will not contest ownership or validity of the Advisor Names. The Trust and each Fund will use the Advisor Names according to the Advisor’s trademark standards. The Advisor makes no representations or warranties in respect of the relative superiority of its rights in the Advisor Names to the rights of any third party in the Advisor Names. Notwithstanding anything herein to the contrary, the Advisor shall have no liability to the Trust or the Funds for or in respect of any claim by any third party that the Trust or any Fund’s use of the Advisor names infringes upon or otherwise violates any proprietary or other rights of such third party. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Trust and Fund shall cease to use the Advisor Names and any other name connected with the Advisor.

Ehibit A                                                                                                                                                     6                                                                                                   Form of Investment Advisory Agreement

15. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of any Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to such Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of such Fund’s affairs and, at the request of the Board of Trustees, transfer, at such Fund’s expense, any and all books and records of each Fund maintained by the Advisor on behalf of such Fund.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

16. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its managers, members, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Advisor.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

17. ANTI-MONEY LAUNDERING COMPLIANCE. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future; provided, however, that the Advisor shall not be liable in respect of any failure by it to comply with changes to the Trust’s Anti-Money Laundering Policy of which it has not been notified in writing by the Trust a reasonable time in advance of the effectiveness of such changes. The Advisor further agrees to provide to the Trust and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

18. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and each Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Advisor agrees to use its best efforts to assist the Trust and each Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Advisor agrees to inform the Trust of any material development related to any Fund that the Advisor reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

Ehibit A                                                                                                                                                     7                                                                                                   Form of Investment Advisory Agreement

19. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

PROFESSIONALLY MANAGED PORTFOLIOS on behalf of the series listed on Schedule A	HODGES CAPITAL MANAGEMENT, INC.

By: __________________________________	By: __________________________________
Name: Eric W. Falkeis	Name: Craig D. Hodges
Title: President	Title: President

Ehibit A                                                                                                                                                     8                                                                                                   Form of Investment Advisory Agreement

SCHEDULE A

Series of Professionally Managed Portfolios	Annual Fee Rate as a Percentage of Average Daily Net Assets

Hodges Fund	0.85%
Hodges Small Cap Fund	0.85%
Hodges Blue Chip 25 Fund	0.65%
Hodges Equity Income Fund	0.65%
Hodges Pure Contrarian Fund	0.85%

Approved by the Board of Trustees:  August 8, 2011

Ehibit A                                                                                                                                                     9                                                                                                   Form of Investment Advisory Agreement

PROXY	Hodges Mutual Funds	PROXY

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
October 3, 2011

This Proxy is solicited on behalf of the Board of Trustees of the Professionally Managed Portfolios on behalf of the Hodges Mutual Funds.  The undersigned hereby appoints as proxies Eric W. Falkeis and Elaine E. Richards, and each of them (with power of substitution), to vote all shares of the undersigned of the Funds at the Special Meeting of Shareholders to be held at 10:30 a.m. Pacific time, on October 3, 2011, at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741 and any adjournment(s) thereof (“Meeting”), with all the power the undersigned would have if personally present.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN ON REVERSE SIDE OF THIS CARD

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▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  ▲

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held October 3, 2011.  The Proxy Statement and Letter to Stockholders are available at: http://www.proxyease.com/hodgesmutualfunds/2011SM/proxy2011.PDF

PLEASE MARK VOTES AS IN THIS EXAMPLE:
The shares represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Meeting.

1.	To approve a new Investment Advisory Agreement between Hodges Capital Management, Inc. and the Trust, on behalf of the Hodges Mutual Funds.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

Date_______________________________________________________, 2011

By: _____________________________________________________________

Title: ___________________________________________________________

By: _____________________________________________________________

Title: ____________________________________________________________

Please sign exactly as name appears at left.  If shares are held in the name of joint owners, each should sign.  Attorneys-in-fact, executors, administrators, etc., should give full title.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

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▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  ▲

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